BlackRock Natural Resources Trust

(the “Fund”)

Supplement dated October 1, 2015
to the Fund’s Prospectus and Summary Prospectus, each dated November 28, 2014

Effective October 1, 2015, the following changes are made to the Fund’s Prospectus and Summary Prospectus:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Natural Resources Trust — Performance Information” and the section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Natural Resources Trust — Performance Information” are supplemented as follows:

Effective October 1, 2015, the S&P North American Natural Resources Sector Index replaced the MSCI Natural Resources Index as a performance benchmark against which the Fund measures its performance and the S&P 500 Index was removed as a performance benchmark of the Fund. The S&P North American Natural Resources Sector Index represents U.S.-traded securities that are classified under the Global Industry Classification Standard energy and materials sector, excluding the chemical industry and steel sub-industry. Fund management believes the S&P North American Natural Resources Sector Index more accurately reflects the investment strategy of the Fund.

For the one-, five- and ten-year periods ended December 31, 2014, the average annual total returns for the S&P North American Natural Resources Sector Index were -9.77%, 4.28% and 7.65%, respectively.

Shareholders should retain this Supplement for future reference.

ALLPR-NR-1015SUP